                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                 Form 8-K/A

                             AMENDMENT NO. 2 TO
                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 20, 1992




                     TALLEY INDUSTRIES, INC.
           (Exact name of registrant as specified in its charter)



            Delaware               1-4778          86-0180396
(State or other jurisdiction    (Commission     (I.R.S. Employer
    of incorporation            File Number)     Identification No.)


 2702 North 44th Street, Phoenix, Arizona               85008
(Address of principal executive offices)              (Zip Code)




    Registrant's telephone number, including area code:  (602) 957-7711



(Former name or former address, if changed since last report)

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                           AMENDMENT NO. Second


     The undersigned Registrant hereby amends the following items, financial statements, exhibits or other portions of its CURRENT REPORT on Form 8-K, dated November 20, 1992, and filed with the Commission through the Secretary's Office on December 7, 1992, as set forth in the pages attached hereto:

          The Form 8-K as originally filed with the Commission through the Secretary's Office contained an application for confidential treatment with respect to certain portions of Exhibit 2.3. Pursuant to the Staff's request, the Registrant has amended its application for confidential treatment of certain portions of Exhibit 2.3 by submitting to the Secretary a third amended application along with copies of the amended unredacted
     Exhibit 2.3, with confidential portions marked. The attached Exhibit 2.3 is the third revised redacted
     Exhibit 2.3 (with the specific, limited information for which confidential treatment has been requested blacked out).

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      Talley Industries, Inc.
                                          Registrant




                                          Mark S. Dickerson
                                    Mark S. Dickerson, Secretary
                                      and General Counsel













Date:   July 18, 1994